The Royce Fund
Royce Premier Fund
Royce Micro-Cap Fund
Pennsylvania Mutual Fund
Royce Select Fund
Royce Trust & GiftShares Fund
Royce Total Return Fund
Royce Low-Priced Stock Fund
Royce Opportunity Fund

Supplement to Prospectus dated May 1, 2000
For Investors Who Buy Shares Through a Bank or its Affiliates

           Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

January 30, 2001